SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 11, 2000


              Prudential Securities Secured Financing Corporation
            (Exact Name of Registrant as Specified in its Charter)



 Delaware                           333-75489                13-3526694
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 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
 of Incorporation)                  File Number)          Identification No.)

 One New York Plaza
 New York, New York                                            10292
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 (Address of Principal                                       (Zip Code)
 Executive Offices)

 Registrant's telephone number, including area code:  (212) 778-1000

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)






     Item 5. Other Events.1

     In connection with the offering of Mortgage Lenders Network Home Equity Loan Trust 2000-1, Pass-Through Certificates, Series 2000-1 to be described in a Prospectus Supplement dated April 2000, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").








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1    Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.









     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

99.1     Related Computational Materials (as defined in Item 5 above).

99.2     Related Structural Term Sheets.


                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION



                          By:  /s/ Evan Mitnick
                               ------------------------------
                               Name: Evan Mitnick
                               Title:  Vice President



Dated:  April 11, 2000







                                 EXHIBIT INDEX



Exhibit No.                                 Description


99.1     Related Computational Materials (as defined in Item 5 above).

99.2     Related Structural Term Sheets.